BLACKROCK FUNDSSM

BlackRock India Fund

Supplement dated November 29, 2013

to the Prospectus and Statement of Additional Information,

each dated November 27, 2013

As previously disclosed, on September 19, 2013, the Board of Trustees of BlackRock FundsSM (the “Trust”), on behalf of its series, BlackRock India Fund (the “Fund”), approved a proposal to close the Fund to new and subsequent investments and thereafter to liquidate the Fund. Accordingly, effective 4:00 p.m. (Eastern time) on October 28, 2013, except for certain retirement plan investments, the Fund no longer accepts orders from new investors or existing shareholders to purchase Fund shares. The shares of any shareholders holding shares on the date of liquidation, which the Fund currently anticipates to be on or about December 10, 2013, will be redeemed at the net asset value per share, and the Fund will then be terminated as a series of the Trust. Shareholders may redeem their Fund shares or exchange their shares into shares of another mutual fund advised by BlackRock Advisors, LLC or its affiliates at any time prior to the date of liquidation.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of exchanging to a different fund on their tax situation.

Shareholders should retain this Supplement for future reference.

PR&SAI-IND-1113SUP